[Execution] SECURITY AGREEMENT dated as of September 17, 2018 among EHEALTH, INC. EHEALTHINSURANCE SERVICES, INC. PLANPRESCRIBER, INC. WEALTH, HEALTH AND LIFE ADVISORS, LLC as Grantors, THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME, and ROYAL BANK OF CANADA, as Collateral Agent 5346872.9

Table of Contents Page ARTICLE I Definitions ................................................................................................................. 1 Section 1.01 Credit Agreement ................................................................................. 2 Section 1.02 Other Defined Terms ........................................................................... 2 ARTICLE II Pledge of Securities .................................................................................................. 6 Section 2.01 Pledge ................................................................................................... 6 Section 2.02 Delivery of the Pledged Collateral ....................................................... 7 Section 2.03 Representations, Warranties and Covenants ........................................ 8 Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests ............................................................................. 9 Section 2.05 Registration in Nominee Name; Denominations ............................... 10 Section 2.06 Voting Rights; Dividends and Interest ............................................... 10 Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member .............................................................................................. 12 ARTICLE III Security Interests in Personal Property ................................................................. 12 Section 3.01 Security Interest ................................................................................. 12 Section 3.02 Representations and Warranties ......................................................... 14 Section 3.03 Covenants ........................................................................................... 15 Section 3.04 Other Actions ..................................................................................... 17 ARTICLE IV [RESERVED] ....................................................................................................... 18 ARTICLE V Collections.............................................................................................................. 18 Section 5.01 Collections ......................................................................................... 18 ARTICLE VI Remedies ............................................................................................................... 18 Section 6.01 Remedies Upon Default ..................................................................... 18 Section 6.02 Application of Proceeds ..................................................................... 21 ARTICLE VII Indemnity, Subrogation and Subordination ......................................................... 21 ARTICLE VIII Miscellaneous ..................................................................................................... 22 Section 8.01 Notices ............................................................................................... 22 Section 8.02 Waivers; Amendment ........................................................................ 22 Section 8.03 Collateral Agent’s Fees and Expenses; Indemnification ................... 23 -i- 5346872.9

TABLE OF CONTENTS (continued) Page Section 8.04 Successors and Assigns...................................................................... 25 Section 8.05 Survival of Agreement ....................................................................... 25 Section 8.06 Counterparts; Effectiveness; Several Agreement .............................. 25 Section 8.07 Severability ........................................................................................ 26 Section 8.08 GOVERNING LAW, ETC. ............................................................... 26 Section 8.09 WAIVER OF RIGHT TO TRIAL BY JURY.................................... 27 Section 8.10 Headings ............................................................................................ 27 Section 8.11 Security Interest Absolute .................................................................. 27 Section 8.12 Termination or Release ...................................................................... 27 Section 8.13 Additional Grantors ........................................................................... 28 Section 8.14 Collateral Agent Appointed Attorney-in-Fact ................................... 28 Section 8.15 General Authority of the Collateral Agent......................................... 29 Section 8.16 Collateral Agent’s Duties ................................................................... 30 Section 8.17 Recourse; Limited Obligations .......................................................... 30 Section 8.18 Mortgages .......................................................................................... 30 Section 8.19 Conflicts ............................................................................................. 30 Section 8.20 Right of Setoff.................................................................................... 30 -ii- 5346872.9

SCHEDULES Schedule I — Pledged Equity; Pledged Debt Schedule II — Commercial Tort Claims Schedule III — UCC Filing Offices EXHIBITS Exhibit I — Form of Security Agreement Supplement Exhibit II — Form of Information Certificate -iii- 5346872.9

This SECURITY AGREEMENT, dated as of September 17, 2018 (this “Agreement”), among EHEALTH, INC., a Delaware corporation (“eHealth” or “Holdings”), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation (“eHealthInsurance”), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company (“GoMedigap” and together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber” and, together with any other Person that may become a guarantor party to the Credit Agreement, collectively the “Guarantors” and individually a “Guarantor”), any other Grantors from time to time party hereto and Royal Bank of Canada, as Collateral Agent for the Secured Parties. Reference is made to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders, Royal Bank of Canada, as Issuer, Administrative Agent for the Lenders and Collateral Agent for the Secured Parties. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain agreements relating to Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements and in such agreements relating to Cash Management Services, as applicable. The obligations of the Lenders to extend such agreements relating to credit, the obligations of the Issuers to issue Letters of Credit, the obligations of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligations of the Cash Management Banks to enter into and/or maintain such agreements relating to Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor (as defined below). The Grantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement, (ii) the issuance of Letters of Credit by the Issuers for the account of the Borrower or, in accordance with the Credit Agreement, a Subsidiary, (iii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Subsidiaries, and (iv) the entering into and/or maintaining by the Cash Management Banks of agreements relating to Cash Management Services with the Borrower and/or one or more of its Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Issuers to issue such Letters of Credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such agreements relating to Cash Management Services. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions 5346872.9

Section 1.01 Credit Agreement. (a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. (c) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement. Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Accommodation Payment” has the meaning assigned to such term in Article VII. “Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account. “Agreement” has the meaning assigned to such term in the introductory paragraph hereto. “Allocable Amount” has the meaning assigned to such term in Article VII. “Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a). “Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time. “Bankruptcy Event of Default” means any Event of Default under Section 10.1(f) of the Credit Agreement. “Blue Sky Laws” has the meaning assigned to such term in Section 6.01. “Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Collateral” means the Article 9 Collateral and the Pledged Collateral. “Copyright License” means any written agreement, now or hereafter in effect, naming any Grantor as licensor and granting any right to any third party under any Copyright now or hereafter owned by such Grantor or that such Grantor otherwise has the right to license, or naming any Grantor as licensee and granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement. “Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether 2 5346872.9 registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and all: (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof. “Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement. “Discharge of Secured Obligations” means the time at which all the Secured Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto, (ii) Obligations under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, (iii) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made and (iv) Letter of Credit Obligations as to which arrangement satisfactory to the Administrative Agent and the applicable issues have been made) have been paid in full in cash, all Letters of Credit have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the Administrative Agent and each applicable Issuer have been made) and all Commitments have been terminated. “Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest. “Effective Date Grantor” has the meaning assigned to such term in Section 2.02 of this Agreement. “Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the UCC and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the UCC and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto. “Excluded Equity Interests” has the meaning assigned to such term in Section 2.01 of this Agreement. “Excluded Property” has the meaning assigned to such term in Section 3.01 of this Agreement. “General Intangibles” has the meaning provided in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts and Intellectual Property) now owned or hereafter 3 5346872.9 acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), rights to the payment of money, rights to the payment of insurance claims, rights to the payment of proceeds, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor. “Grantor” means the Borrower and each Guarantor. “Holdings” has the meaning assigned to such term in the preliminary statement hereto. “Information Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Grantors. “Intellectual Property” means all intellectual property of every kind and nature now owned, licensed or hereafter acquired by any Grantor, including Patents, Copyrights, Licenses, Trademarks and Domain Names. “License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party. “Patent License” means any written agreement, now or hereafter in effect, naming any Grantor as licensor and granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by such Grantor, or that such Grantor otherwise has the right to license, is in existence, or naming any Grantor as licensee and granting to such Grantor any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement. “Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof. “Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt” has the meaning assigned to such term in Section 2.01. 4 5346872.9

“Pledged Equity” has the meaning assigned to such term in Section 2.01. “Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other Securities or instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral. “Securities Act” has the meaning assigned to such term in Section 6.01. “Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto. “Security Interest” has the meaning assigned to such term in Section 3.01(a). “Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license to a third party, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party. “Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all rights and privileges arising under applicable Law with respect to such Grantor’s use of any trademarks, (c) all extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) all rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto. “UFCA” has the meaning assigned to such term in Article VII. “UFTA” has the meaning assigned to such term in Article VII. 5 5346872.9

ARTICLE II Pledge of Securities Section 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (a) (i) all Equity Interests of each Subsidiary held by such Grantor on the date hereof (including those Equity Interests listed on Schedule I) and (ii) any other Equity Interests of a Subsidiary acquired in the future by such Grantor and, in each case, the certificates, if any, representing all such Equity Interests (the foregoing clauses (i) and (ii) collectively, the “Pledged Equity”), in each case including all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; provided that the Pledged Equity shall not include (A) more than 65% of the issued and outstanding voting Equity Interests and 100% of the issued and outstanding non- voting Equity Interests of (x) each Foreign Subsidiary that is directly owned by the Borrower or by any Guarantor and (y) each Domestic Subsidiary that is directly owned by the Borrower or by any Guarantor and that is a disregarded entity for United States Federal income tax purposes substantially all of the assets of which consist of Equity Interests in, or Indebtedness owing by, one or more Foreign Subsidiaries, (B) any Equity Interest of any Person (other than a Wholly- Owned Subsidiary that is directly owned by the Borrower or any Guarantor), to the extent restricted or not permitted by the terms of such Person’s organizational documents or other agreements with holders of such Equity Interests (so long as such prohibition did not arise as part of the acquisition or formation of such Person and other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Law), and (C) any Equity Interest of any Immaterial Domestic Subsidiary for long as such Subsidiary continues to be an Immaterial Domestic Subsidiary; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect (any Equity Interests excluded pursuant to clauses (A) through (C) above, the “Excluded Equity Interests”); (b)(i) the promissory notes and any instruments evidencing indebtedness owned by it (including those listed opposite the name of such Grantor on Schedule I) and (ii) any promissory notes and instruments evidencing indebtedness obtained in the future by such Grantor (the foregoing clauses (i) and (ii) collectively, the “Pledged Debt”), in each case including all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Debt (except to the extent otherwise excluded from the Collateral pursuant to this Agreement); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 (except to the extent otherwise excluded from the Collateral pursuant to this Agreement); (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, and all Proceeds and securities entitlements received in respect of, the securities or other property referred to in clauses (a), (b), and (c) above; and (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses 6 5346872.9

(a) and (b) above (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”). TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth. Section 2.02 Delivery of the Pledged Collateral. (a) Subject to Section 2.02(d), on the Effective Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Effective Date (each, an “Effective Date Grantor”)) or on the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities; provided that promissory notes and instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. Thereafter, whenever such Grantor acquires any other Pledged Security, such Grantor shall promptly deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral; provided that, if Section 8.10 of the Credit Agreement is applicable to such Grantor, such Grantor shall deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral to the extent and within the time frames required under Section 8.10 of the Credit Agreement; provided further that, notwithstanding the foregoing, promissory notes and instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. (b) If any amount that equal or exceeds $2,000,000 is owing to a Grantor and is evidenced by a promissory note or other instrument, such original promissory note or other instrument shall be promptly delivered to the Collateral Agent, together with a related allonge or note power executed in blank. (c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Collateral shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly-executed in blank reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in connection with the preservation of its security interest therein and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by such instruments and documents as the Collateral Agent may reasonably request. At the time of delivery of financial statements as required by Section 7.1(a) or 7.1(b) of the Credit Agreement, the Grantors shall deliver a schedule describing the additional Pledged Securities pledged hereunder since the date of the last schedule delivered in accordance herewith, which schedule shall be deemed to supplement Schedule I and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. 7 5346872.9

(d) The collateral assignment, pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral. Section 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants, as to itself, to and with the Collateral Agent, for the benefit of the Secured Parties, that: (a) Schedule I sets forth, as of the Effective Date and as of each date on which a supplement to Schedule I is delivered pursuant to Section 2.02(c), a true and correct list of (i) all the issued and outstanding units of each class of the Equity Interests that constitutes Pledged Equity directly owned beneficially, or of record, by such Grantor specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity and (ii) all the Pledged Debt owned by such Grantor (other than checks to be deposited in the ordinary course of business), including all promissory notes and instruments required to be pledged hereunder; (b) As of the Effective Date, the Pledged Equity issued by such Grantor or any of its respective Subsidiaries and the Pledged Debt issued by such Grantor or any of its respective Subsidiaries, in each case as set forth on Schedule I on the Effective Date, have been duly and validly authorized and issued by such Grantor or such Subsidiary, as the case may be, and (i) as of the Effective Date, in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests or other Equity Interests of entities other than corporations which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and nonassessable and (ii) as of the Effective Date, in the case of such Pledged Debt issued by such Grantor or any of its respective Subsidiaries, are legal, valid and binding obligations of such Grantor or such Subsidiary, as the case may be, subject to applicable Debtor Relief Laws and general principles of equity; (c) Such Grantor (i) holds the Pledged Securities indicated on Schedule I (as supplemented from time to time as and to the extent required pursuant to Section 2.02(c) hereof) as owned by such Grantor free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) other Liens permitted pursuant to Section 9.1 of the Credit Agreement, (ii) except as permitted under the Credit Agreement, will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, and (iii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever (other than the holder of a Lien permitted pursuant to Section 9.1 of the Credit Agreement); (d) except for (i) restrictions and limitations imposed by the Loan Documents, securities laws generally or by Liens permitted pursuant to Section 9.1 of the Credit Agreement and (ii) in the case of Pledged Equity of Persons that are not Subsidiaries (other than Excluded Subsidiaries), transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, the Pledged Equity is and will continue to be freely transferable and assignable, and 8 5346872.9 none of the Pledged Equity is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law or other organizational document provisions or contractual restriction of any nature (other than Liens permitted under Section 9.1 of the Credit Agreement) that would prohibit, impair, delay or otherwise affect, in each case, in any manner material and adverse to the Secured Parties the pledge of such Pledged Equity hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder; (e) such Grantor has the corporate (or equivalent) power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner done pursuant to Section 2.01 or required hereby; (f) no consent or approval of any Governmental Authority is necessary for the validity and perfection of the pledge of such Grantor in the Pledged Collateral effected pursuant to Section 2.01 (other than such as have been obtained and are in full force and effect); (g) by virtue of the execution and delivery by such Grantor of this Agreement, when any Pledged Securities of such Grantor constituting “certificated securities” (within the meaning of Section 8-102(a)(4) of the New York UCC) are delivered to the Collateral Agent in accordance with this Agreement together with undated powers or instruments of transfer duly endorsed in blank by an effective endorsement, in each case in the State of New York, the Collateral Agent will (i) for so long as such Pledged Securities and undated power or instruments of transfer are held by the Collateral Agent in the State of New York, obtain a legal, valid and first-priority (subject, as to priority, only to any Liens permitted pursuant to Section 9.1 of the Credit Agreement) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, (ii) have Control pursuant to Section 8-106(a) or (b), as applicable, under the New York UCC of such Pledged Securities to the extent constituting certificated securities in registered or bearer form, and (iii) assuming that neither the Collateral Agent nor any of the Secured Parties have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) with respect to such Pledged Securities at the time such Pledged Securities are delivered to the Collateral Agent, be a protected purchaser (within the meaning of Section 8-303 of the UCC) thereof; and (h) subject to the terms of this Agreement and to the extent permitted by applicable Law, such Grantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Pledged Equity. Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any corporation, limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such 9 5346872.9

Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent (together with related undated powers or instruments of transfer duly endorsed in blank by an effective endorsement), pursuant to the terms hereof. Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor will promptly give to the Collateral Agent copies of any notices material to the interests of the Lenders received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2.05. Section 2.06 Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of such Grantor under this Section 2.06 are being suspended: (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with or not expressly prohibited by the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document to which any Grantor is a party or the ability of the Secured Parties to exercise the same. (ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as any Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are not expressly prohibited by, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or 10 5346872.9 otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). (b) Upon the occurrence and during the continuance of any Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of any Grantor under Section 2.06(a), then all rights of such Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary stock or note powers or other instruments of transfer reasonably requested by the Collateral Agent). (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of any Grantor under Section 2.06(a), then all rights of such Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Requisite Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived in accordance with the Credit Agreement and the Borrower shall have delivered to the Collateral Agent a certificate to such effect (solely with respect to any Events of Default that have been cured and then only to the extent that the cure of any such Event of Default is not conditioned on the approval or satisfaction of the Collateral Agent or any other Person, as to which the parties acknowledge the Borrower is not in a position to make such certification), each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall automatically be reinstated. (d) Any notice given by the Collateral Agent to the Borrower suspending the rights of any Grantor under this Section 2.06, (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Sections 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in writing in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be 11 5346872.9 required to give any notice referred to in said Sections in order to exercise any of its rights described in such Sections, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence and during the continuance of such Bankruptcy Event of Default. Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person. ARTICLE III Security Interests in Personal Property Section 3.01 Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title and interest in, to or under any and all of the following assets and properties, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”): (i) all Accounts; (ii) all chattel paper; (iii) all Documents, and all credit card sales drafts, credit card sales drafts, credit card sales slips, charge slips and receipts, and other forms of store receipts; (iv) all Equipment; (v) all General Intangibles; (vi) all instruments; (vii) all Inventory; (viii) all investment property (including certificated and uncertificated securities, security entitlements, securities accounts, commodity accounts and commodity contracts); (ix) all books and records pertaining to the Article 9 Collateral; 12 5346872.9

(x) all goods and fixtures; (xi) all money, cash, and Cash Equivalents (xii) all letter-of-credit rights; (xiii) all commercial tort claims, including those described on Schedule II from time to time; (xiv) all Deposit Accounts, and all cash, money, Securities and other investments deposited therein; (xv) all supporting obligations; (xvi) all payment intangibles; and (xvii) to the extent not otherwise included in clauses (i) through (xvi) of this Section 3.01(a), all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that “Collateral” and “Article 9 Collateral” shall not include any of the following assets or property, each being an “Excluded Property”: (i) any Intellectual Property; (ii) the Excluded Equity Interests; (iii) any rights or interests in any contract, lease, permit, license, charter or license agreement, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Collateral Agent is prohibited (or gives rise to a termination right for the other party thereto) and such prohibition (or termination right) has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (A) to apply if any such prohibition is deemed ineffective under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (B) so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interests in and liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement; (iv) any deposit accounts specifically and exclusively used (A) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) for all taxes required to be collected or withheld (including, without limitation, sales taxes) for which any Grantor may become liable and (C) deposit accounts (including the Excluded GoMedicap Account but excluding any Material Bank Account) with an aggregate value, or having funds credited thereto with an aggregate value, of less than $2,000,000 as of the close of business of each Business Day; (v) motor vehicles and other assets subject to certificates of title; and (vi) any commercial tort claim with a value not in excess of $2,000,000. Proceeds of Excluded Property shall constitute Collateral. (b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant 13 5346872.9 jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent or the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement including indicating the Collateral as all assets or all personal property of such Grantor or words of similar effect, recognizing that the liens granted herein on the assets of the Grantors exclude the Excluded Property, and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon receipt by such Grantor of written request therefor from the Collateral Agent. (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral. Section 3.02 Representations and Warranties. Each Grantor represents and warrants, as to itself, to the Collateral Agent for the benefit of the Secured Parties that: (a) Such Grantor has valid rights (not subject to any Liens other than Liens permitted by Section 9.1 of the Credit Agreement) and/or good or marketable title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, and has all necessary corporate (or equivalent) power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than (i) any consent or approval that has been obtained, (ii) perfection actions with respect to Article 9 Collateral and the Pledged Collateral and (iii) as may be required under applicable Law in connection with a Disposition of Article 9 Collateral or Pledged Collateral, including Laws affecting the offering and sale of securities generally. (b) The Information Certificate delivered by Holdings to the Collateral Agent on or prior to the Effective Date has been duly executed and delivered by Holdings and the information set forth therein, including the exact legal name of each Grantor and its jurisdiction of organization is correct and complete in all material respects as of the Effective Date. The UCC financing statements prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Information Certificate for filing in each governmental, municipal or other office specified in Schedule III of this Agreement (or specified by notice from the applicable Grantor to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 8.10 of the Credit Agreement and the Collateral and Guarantee Requirement), are all the filings, recordings and registrations necessary to establish a legal, valid and perfected security interest under the UCC in favor of the Collateral Agent in respect of all Article 9 Collateral in the United States in which the Security Interest may be perfected by such filings, recordings or registrations. Based on the UCC as in effect on the Effective Date, no further or subsequent filing, refiling, recording, rerecording, registration or 14 5346872.9 reregistration with respect to Article 9 Collateral in the United States and of the types described in the preceding sentence is necessary in any such jurisdiction, except as provided under applicable US Law with respect to the filing of continuation statements or, in the case of commercial tort claims, the filing of financing statements. (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral (other than commercial tort claims with respect to which a UCC financing statement in appropriate form for filing and in sufficient detail has not been filed in the appropriate filing office) securing the payment and performance of the Secured Obligations (with respect to the Collateral consisting of Equity Interests of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the UCC and does not require the taking of any perfection steps, including the filing of financing statements (or the equivalent thereof), in any jurisdiction outside of the United States), subject to the effects of Debtor Relief Laws and general equitable principles, and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing a financing statement in the United States (or any political subdivision thereof) pursuant to the UCC. Assuming that the Collateral Agent maintains perfection by control with respect to Collateral in which a Lien can only be perfected by control under the UCC, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Lien that is permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of Law. (d) None of the Grantors has filed or consented to the filing, in each case, to the extent constituting Liens, of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, in the case of each of clauses (i) and (ii) above, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement (or documentation, instruments, filings, registrations or recordations governing or evidencing any such Lien); (e) All commercial tort claims of each Grantor where the amount of the damages claimed in respect of any such commercial tort claim by such Grantor is in excess of $2,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule II hereto. Section 3.03 Covenants. (a) The Borrower agrees to promptly (and in any event within ten (10) Business Days of such event, or such later date as the Collateral Agent may agree in its reasonable discretion) notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the location of any Grantor under the UCC or (v) in the organizational identification number of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Effective Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly 15 5346872.9 thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect (it being acknowledged that no such actions shall be required to be taken in any jurisdiction in which such organization identification number is not required, under the applicable UCC, to be set forth on a financing statement). The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations (other than those not required to be made under Section 3.02(c)(i)), have been made (or will be made in a timely fashion) under the UCC or other applicable US Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Loan Documents, including Section 3.02(c)(i) hereof (subject, as to priority, only to any Lien that is permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of Law) in all the Collateral for its own benefit and the benefit of the other Secured Parties. (b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral (other than any Article 9 Collateral included in the Borrowing Base) that such Grantor determines in its reasonable business judgment is no longer useful or beneficial to the conduct of the business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 9.1 of the Credit Agreement. (c) At the time of delivery of financial statements pursuant to Sections 7.1(a) and (b) of the Credit Agreement and delivery of the related Compliance Certificate, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower setting forth a listing of (i) any new Material Real Property owned by any Loan Party that has been acquired since the last such certificate (or since the Effective Date, in the case of the first such certificate delivered after the Effective Date), and (ii) any Subsidiary becoming a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary since the date of the most recent list delivered pursuant to this Section 3.03(c), or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c). (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Loan Party) that equals or exceeds $2,000,000 shall be or become evidenced by any promissory note or instrument, such promissory note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, in a manner reasonably satisfactory to the Collateral Agent. 16 5346872.9

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 9.1 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent upon demand for any payment made or any reasonable documented out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as (i) excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents to which such Grantor is a party, (ii) imposing on any Grantor any obligation with respect to the maintenance and preservation of the Article 9 Collateral not otherwise imposed by the Credit Agreement, or (iii) requiring any Grantor to obtain or maintain any insurance coverage not otherwise required to be obtained or maintained by any Grantor under the Credit Agreement. (f) If at any time any Grantor shall take a security interest in any property (which security interest does not otherwise constitute Excluded Property) of an Account Debtor or any other Person the value of which equals or exceeds $2,000,000 (determined on a per property basis) to secure payment and performance of an Account owed by, or related contracts providing for payments by the applicable Account Debtor or other Person, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest. (g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof. Section 3.04 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: (a) Instruments. If any Grantor shall at any time hold or acquire any instruments constituting Collateral and evidencing an amount equal to or in excess of $2,000,000 such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. 17 5346872.9

(b) Investment Property. (i) If any Grantor shall at any time hold or acquire any certificated securities (other than Excluded Equity Interests and promissory notes not required to be delivered in accordance with Section 2.02(b)), such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. (ii) If any Securities (other than Excluded Equity Interests), whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary, such Grantor shall, pursuant to a control agreement, in form and substance reasonably satisfactory to the Collateral Agent cause such securities intermediary to agree to comply with entitlement orders from the Collateral Agent to such securities intermediary as to such security entitlements without further consent of any Grantor or such nominee. Notwithstanding the foregoing, unless and until an Event of Default has occurred and is continuing, the Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such securities intermediary, and the consent of the Collateral Agent shall not be required with respect to the exercise of any withdrawal or dealing rights by any Grantor. (c) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a commercial tort claim in an amount of $2,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof at the time of delivery of financial statements as required by Section 7.1(a) or 7.1(b) of the Credit Agreement in writing and at such time provide supplements to Schedule II describing the details thereof. ARTICLE IV [RESERVED] ARTICLE V Collections Section 5.01 Collections. Each Grantor hereby agrees to comply with the provisions of Section 8.11 of the Credit Agreement to the extent applicable to such Grantor. ARTICLE VI Remedies Section 6.01 Remedies Upon Default. If an Event of Default has occurred and is continuing: (a) The Collateral Agent shall have the right to exercise any and all rights afforded to a secured party under this Agreement, the UCC or other applicable Law, and also 18 5346872.9 may: (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted (including pursuant to the terms of the applicable lease or any applicable Collateral Access Agreement), leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; (iv) withdraw any and all cash or other Collateral from any Approved Deposit Account or other deposit or securities account of a Grantor subject to a control agreement in favor of the Collateral Agent and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 6.02 of this Agreement; and (v) sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Collateral or any part thereof payable by such person at such sale. (b) Each Grantor acknowledges and recognizes that (i) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (ii) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (iii) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (iv) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by Law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. 19 5346872.9

(c) The Collateral Agent shall give the applicable Grantors not less than ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed, to the extent permitted by applicable Law, to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions. 20 5346872.9

(d) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 8.4 of the Credit Agreement or to pay any premium then due in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, in each case to the extent payable pursuant to the Credit Agreement, shall be payable within three (3) Business Days after written demand by the Collateral Agent therefor and shall be additional Secured Obligations secured hereby. All powers, authorizations and agencies contained in this paragraph are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. (e) By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents. Section 6.02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 10.3 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the outstanding Secured Obligations. ARTICLE VII Indemnity, Subrogation and Subordination Upon payment by any Grantor of any Secured Obligations, all rights of such Grantor against any other Grantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to, and be postponed until, the Discharge of Secured Obligations. If any amount shall 21 5346872.9 be paid to the Borrower or any other Grantor in contravention of the foregoing subordination on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Grantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, including without limitation, the Discharge of Secured Obligations, to the extent that any Grantor (other than the Borrower) shall, under this Agreement or the Credit Agreement as a joint and several obligor, repay any of the Secured Obligations (an “Accommodation Payment”), then the Grantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Grantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Grantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Grantors. As of any date of determination, the “Allocable Amount” of each Grantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Grantor hereunder and under the Credit Agreement without (a) rendering such Grantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Grantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Grantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. ARTICLE VIII Miscellaneous Section 8.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. Except as otherwise expressly provided herein, all communications and notices hereunder to a Grantor other than Holdings shall be given in care of Holdings. All communications and notices hereunder to any Lender (other than the Collateral Agent) shall be given in care of the Collateral Agent for further distribution to the other relevant Lenders. Section 8.02 Waivers; Amendment. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without 22 5346872.9 limiting the generality of the foregoing, the making of any Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 12.1 of the Credit Agreement. Section 8.03 Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Grantor agrees (i) to pay or reimburse the Collateral Agent for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby, including all Attorney Costs of Otterbourg and, if reasonably necessary, one local counsel in each relevant jurisdiction material to the interests of the Lenders taken as a whole (which may include a single special counsel acting in multiple jurisdictions), and (ii) to pay or reimburse the Collateral Agent for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement (including all such reasonable, documented and invoiced out-of- pocket costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Collateral Agent, the Administrative Agent, the Issuers and the Lenders taken as a whole (and, if reasonably necessary, one local counsel in any relevant material jurisdiction (which may include a single special counsel acting in multiple jurisdictions), in each case for the foregoing clauses (i) and (ii), subject to Section 12.3 of the Credit Agreement. The agreements in this Section 8.03(a) shall survive the termination of the Commitments and repayment of all other Obligations. All amounts due under this Section 8.03(a) shall be paid promptly following receipt by a Grantor of an invoice relating thereto setting forth such expenses in reasonable detail. If any Grantor fails to pay when due any costs, expenses or other amounts payable by it hereunder, such amount may be paid on behalf of such Grantor by the Administrative Agent in its sole discretion, and the amount so paid shall be deemed to be a Revolving Loan. (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor agrees to jointly and severally indemnify and hold harmless the Collateral Agent and the other Indemnitees (as defined in Section 12.4 of the Credit Agreement) from and against any and all liabilities, losses, damages, claims, and reasonable, documented and invoiced out-of-pocket fees and expenses (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of Attorney Costs, to the reasonable, documented and invoiced out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if necessary, one local counsel for all Indemnitees taken as a whole in each appropriate jurisdiction (which may include 23 5346872.9 a single firm of special counsel acting in multiple jurisdictions), and solely in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower and thereafter retains its own counsel, one additional counsel for each group of affected Indemnitees similarly situated taken as a whole) (i) the execution, delivery, enforcement, performance or administration of this Agreement or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated thereby, (ii) the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of Collateral, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Grantor or any Subsidiary, or any Environmental Liabilities arising out of the activities or operations of any Grantor or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims, costs, expenses or disbursements resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person or (B) any dispute solely between or among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as Collateral Agent and other than any claims arising out of any act or omission of a Grantor or any of its Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 8.03 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, such Grantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Grantor have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or arising out of its activities in connection herewith (whether before or after the Effective Date) (other than, in the case of any Grantor, in respect of any such damages incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.03 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Grantor, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 8.03 shall be paid within three (3) Business Days after written demand thereof from the Collateral Agent or the Indemnitee entitled thereto. The agreements in this Section 8.03 shall survive the resignation of the Administrative Agent, the Collateral Agent or any Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 8.03 shall not apply to Taxes, or amounts excluded from the definition of Taxes pursuant to clauses (i) through (viii) of the first sentence of Section 3.1(a) of the Credit Agreement, that are imposed with respect to payments to or for account of any Agent or any Lender under any Loan Document, which shall be governed by Section 3.1 of the Credit 24 5346872.9

Agreement. This Section 8.03 also shall not apply to Other Taxes or to taxes covered by Section 3.4 of the Credit Agreement. (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 8.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Administrative Agent, Collateral Agent or Issuer or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.03 shall be payable within three (3) Business Days after written demand therefor. Section 8.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Except as provided in Section 12.2 of the Credit Agreement, (i) no Grantor may assign any of its rights or obligations hereunder without the written consent of the Collateral Agent, except pursuant to a transaction permitted under Section 9.4 of the Credit Agreement, and (ii) the Collateral Agent may not assign any of its rights and obligations except in accordance with Section 11.6 of the Credit Agreement. Any purported assignment in breach of this Section 8.04 shall be of no force and effect. Section 8.05 Survival of Agreement. Without limitation of any provision of the Credit Agreement or Section 8.03 hereof, all covenants, agreements, indemnities, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Agreement is terminated as provided in Section 8.12 hereof, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof or the terms of the Credit Agreement. Section 8.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each Effective Date Grantor (and, with respect to each Person that becomes a Grantor hereunder following the Effective Date, on the date of delivery of a Security Agreement Supplement by such Grantor) and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the 25 5346872.9

Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, subject to Section 8.04 hereof. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder. Section 8.07 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 8.08 GOVERNING LAW, ETC. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR 26 5346872.9

HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 8.09 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 8.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 8.11 Security Interest Absolute. To the fullest extent permitted by applicable law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Cash Management Services, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Cash Management Services, or any other agreement or instrument, (c) any exchange, release or non−perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 8.12, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement. Section 8.12 Termination or Release. 27 5346872.9

(a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Secured Obligations upon a Discharge of Secured Obligations and the Collateral shall be automatically released from the Liens created by this Agreement. (b) In connection with any termination or release pursuant to paragraph (a), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all termination statements, instruments and other documents as shall be necessary or that such Grantor shall in good faith request to evidence such termination or release. At the request of any Grantor following such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by Collateral Agent hereunder, other than cash Collateral being held by the Collateral Agent as described in clauses (ii), (iii) and (iv) of the definition of the Discharge of Secured Obligations. Any execution and delivery of documents pursuant to this Section 8.12 shall be without recourse to or warranty by the Collateral Agent. (c) The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 8.12. Section 8.13 Additional Grantors. Pursuant to Section 8.10 of the Credit Agreement, upon the formation or acquisition of any new Wholly-Owned Subsidiary that is a Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary, but including any Subsidiary that ceases to constitute an Excluded Subsidiary) by any Loan Party, any Subsidiary becoming a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary, or with respect to any Subsidiary at the time it becomes a Loan Party, such Subsidiary is required to enter in this Agreement as a Grantor as described in Section 8.10 of the Credit Agreement. Upon execution and delivery by the Collateral Agent and a Subsidiary of a Security Agreement Supplement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Section 8.14 Collateral Agent Appointed Attorney-in-Fact. (a) Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes hereof if an Event of Default has occurred and is continuing, which appointment is irrevocable and coupled with an interest and is irrevocable until this Agreement is terminated and the security interests created hereby are released. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, if an Event of Default has occurred and is continuing, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to take actions required to be taken by the Grantors under Article V of this Agreement; (b) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (c) to demand, collect, receive payment of, 28 5346872.9 give receipt for and give discharges and releases of all or any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (f) to send verifications of Accounts to any Account Debtor; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to an Approved Deposit Account and adjust, settle or compromise the amount of payment of any Account or related contracts; (i) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and (j) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. (b) All acts in accordance with this Section 8.14 and the other provisions of this Agreement of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Secured Parties, under this Section 8.14 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. Section 8.15 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents. 29 5346872.9

Section 8.16 Collateral Agent’s Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. Section 8.17 Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. Section 8.18 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral. Section 8.19 Conflicts. In the event of any conflict or inconsistency between any provisions of this Agreement and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control. Section 8.20 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of the Grantor now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Grantor may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative 30 5346872.9

Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Collateral Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. [Signature Pages Follow] 31 5346872.9

## SCHEDULE I TO SECURITY AGREEMENT

## PLEDGED EQUITY INTERESTS

| Issuer | Registered Owner/Grantor | Percentage of Equity Interests | Number of Shares | Class of Equity Interest | Number of Certificate |
|---|---|---|---|---|---|
| eHealthInsurance Services, Inc. | eHealth, Inc. | 100% | 100 | Common Stock | Uncertificated |
| PlanPrescriber, Inc. | eHealth, Inc. | 100% | 1000 | Common Stock | Uncertificated |
| Wealth, Health and Life Advisors, LLC | eHealth, Inc. | 100% | 50,000 Class A Units; 50,000 Class B Units | Class A Units and Class B Units | Uncertificated |
| eHealth China, Inc. | eHealth, Inc. | 65% | 65 | Common Stock | CS-3 |

## PLEDGED DEBT

None.

5346872.9

SCHEDULE II TO SECURITY AGREEMENT COMMERCIAL TORT CLAIMS None. 5346872.9

SCHEDULE III TO SECURITY AGREEMENT UCC FILINGS Grantor Jurisdiction eHealth, Inc. Delaware eHealthInsurance Services, Inc. Delaware PlanPrescriber, Inc. Delaware Wealth, Health and Life Advisors, LLC Texas 5346872.9

EXHIBIT I TO SECURITY AGREEMENT FORM OF SECURITY AGREEMENT SUPPLEMENT SUPPLEMENT NO. _____ dated as of ______ __, 20__ (this “Supplement”), to the Security Agreement, dated as of September 17, 2018 (the “Security Agreement”) among EHEALTH, INC., a Delaware corporation (“eHealth” or “Holdings”), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation (“eHealthInsurance”), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company (“GoMedigap” and together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber” and, together with any other Person that may become a guarantor party to the Credit Agreement, collectively the “Guarantors” and individually a “Guarantor”), any other Grantors from time to time party hereto and Royal Bank of Canada, as Collateral Agent for the Secured Parties. A. Reference is made to (i) the Credit Agreement, dated as of September 17, 2018 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders, Royal Bank of Canada, as Issuer, Administrative Agent for the Lenders and Collateral Agent for the Secured Parties, and (ii) the Guaranty (as defined in the Credit Agreement). B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable. C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and (y) the Issuers to issue Letters of Credit. Section 8.13 of the Security Agreement provides that certain additional Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries of the Grantors (in each case, other than Excluded Subsidiaries) may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the Collateral Agent and the New Subsidiary agree as follows: Section 1. In accordance with Section 8.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material 5346872.9

Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary as if originally named therein as a Grantor. The Security Agreement is hereby incorporated herein by reference. Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic (including .pdf file) transmission shall be as effective as delivery of a manually signed counterpart of this Supplement. Section 4. The New Subsidiary hereby represents and warrants that the updated schedules to the Security Agreement attached hereto as Schedule I have been duly delivered to the Collateral Agent and the information set forth therein, including the exact legal name of the New Subsidiary and its jurisdiction of organization, is correct and complete in all material respects as of the date hereof. Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect. Section 6. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such 5346872.9 provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement. Section 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent and to the extent (and subject to the limitations) as provided in Section 8.03(a) of the Security Agreement. 5346872.9

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written. [NAME OF NEW SUBSIDIARY] By: _____________________________________ Name: Title: Legal Name: Jurisdiction of Formation: Location of Chief Executive Office: ROYAL BANK OF CANADA, as Collateral Agent By: _____________________________________ Name: Title: 5346872.9

SCHEDULE I TO SECURITY AGREEMENT SUPPLEMENT [ATTACH COMPLETED INFORMATION CERTIFICATE FOR NEW SUBSIDIARY AND ALL SCHEDULES TO SECURITY AGREEMENT, UPDATED FOR NEW SUBSIDIARY] 5346872.9

EXHIBIT II TO SECURITY AGREEMENT FORM OF INFORMATION CERTIFICATE See Attached. 5346872.9

INFORMATION CERTIFICATE [____________], 20 In connection with that certain Credit Agreement (the “Credit Agreement”) to be entered into by and among eHealth, Inc., a Delaware corporation (the “Borrower”) and certain other domestic subsidiaries of Borrower party thereto (together with the Borrower, individually, a “Company”, and collectively, the “Companies”), the Lenders party thereto from time to time, and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), each Company hereby certifies as follows: I. Current Information A. Legal Name, Organizations, Corporate Functions, Jurisdiction of Organization and Organizational Identification Number. The full and exact legal name (as it appears in its certificate or articles of organization, limited liability membership agreement, or similar organizational documents, in each case as amended to date), the type of organization, the corporate function, the jurisdiction of organization and the state organizational identification number and federal taxpayer identification number) of each Company are as follows: Type of Organization (e.g. corporation, Federal limited liability Organizational Taxpayer Name of company, limited Corporate Jurisdiction of Identification Identification Company partnership) Function1 Organization Number Number B. Chief Executive Offices, Mailing Addresses and other Locations. The chief executive office address and the preferred mailing address and any other location in which each Company maintains any collateral or any books and records relating thereto of each Company are as follows: Location where Books and Address of Chief Executive Records are Kept Name of Company Office Mailing Address (if different) (if different) 1 Eg, holding company, owner of intellectual property or real estate, operating company 1 5420285.1

Location where Books and Address of Chief Executive Records are Kept Name of Company Office Mailing Address (if different) (if different) Addresses of Owned Addresses of Leased Name of Company Distribution Centers Distribution Centers Addresses of Owned Store Addresses of Leased Store Name of Company Locations Locations C. Warehousemen, Bailees, etc. Except as set forth below, no persons (including warehousemen, customs brokers, freight forwarders, common carriers or other bailees) other than the Companies have possession of any assets (including goods, inventory and equipment) of any Company: Description of Nature of Possession (bailee, Address/City/State/Zip Code County Assets and Value warehouseman, etc.) D. Changes in Names, Jurisdiction of Organization or Corporate Structure. Except as set forth below, no Company has changed its name, jurisdiction of organization or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past four (4) months: Date of Change Description of Change 2 5420285.1

Date of Change Description of Change E. Acquisitions of Equity Interests or Assets. Except as set forth below, no Company has acquired the controlling equity interests of another entity or substantially all the assets of another entity within the past four (4) months: Date of Acquisition Description of Acquisition F. Corporate Ownership and Organizational Structure. Attached as Exhibit A hereto is a true and correct organizational chart showing the ownership of the Lead Borrower and all of its affiliates. II. Investment Related Property A. Securities. Set forth below is a list of all equity interests owned by the Companies together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust): # of Certificate No. Type of Shares Total Shares (if uncertificated, Issuer Organization Owned Outstanding Owner please indicate so) Par Value B. Securities Accounts. Set forth below is a list of all securities accounts of each Company: Name & Address of Financial Name of Company Type of Account Institutions/Financial Intermediary 3 5420285.1

Name & Address of Financial Name of Company Type of Account Institutions/Financial Intermediary C. Deposit Accounts. Set forth below is a list of all bank accounts (checking, savings, money market or the like) of the Companies: Name & Address of Name of Company Account Number Type of Account2 Financial Institutions D. Instruments. Set forth below is a list of all instruments held by or payable to the Companies: Principal Amount Name of Company Issuer of Instrument of Instrument Maturity Date 2 Eg, concentration account, local store depository account, payroll account, account to pay taxes, etc. 4 5420285.1

IV. Intellectual Property A. Set forth below is a list of all copyrights, patents, trademarks and other intellectual property owned or licensed by any Company: Copyrights Owner Filing Date Status Registration No. Patents Owner Filing Date Status Registration No. Trademarks Owner Filing Date Status Registration No. V. Commercial Tort Claims. The Companies currently have the following commercial tort claims against other parties: Case Name/Filing Number Defendant Summary of Claim VI. Letter of Credit Rights. Set forth below is a list of all letter of credit rights in favor of any Company, as beneficiary thereunder: 5 5420285.1

IN WITNESS WHEREOF, the undersigned hereto have caused this Information Certificate to be executed as of the date above first written by its officer thereunto duly authorized. COMPANIES: ______________________________ By: ____________________________________ Name: ______________________________ Title: _______________________________ ______________________________ By: ____________________________________ Name: ______________________________ Title: _______________________________ 6 5420285.1

Exhibit A Corporate Organizational Chart 7 5420285.1